John Hancock Funds

                      Supplement dated September 28, 2007,
              to the Class A, Class B and Class C Shares Prospectus


Under the heading "Sales Charge Reductions and Waivers," under the subheading "Waivers for certain investors" the following additional language has been added as a bullet after "Class A shares may be offered without front-end sales charges or contingent deferred sales charges to various individuals and institutions, including:"

  o Terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in
     Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments.






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                               John Hancock Funds

                       Supplement dated September 28, 2007
                   to the Statement of Additional Information


Under  the  heading  "SALES   COMPENSATION,"   under  the   subheading   "Annual
compensation," the paragraph below has been deleted:

     Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or
     (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Under the heading "SALES COMPENSATION," the following additional language has been added as a subsection:

     Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation ("Rollover Compensation") when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds [0.15% for the John Hancock Money Market Fund] under the rollover program. Rollover Compensation is made in the first year and continues thereafter, monthly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Under the heading "SALES COMPENSATION," under the subheading "First Year Broker or Other Selling Firm Compensation" chart, the following additional language has been added to the footnote for "Selling Firm Receives 12b-1 Service Fees:"

     For Selling Firms that roll over assets from a terminated participant's qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears.

Under the heading "INITIAL SALES CHARGE ON CLASS A SHARES," under the subheading "Without Sales Charge," the following additional language has been added:

  o Terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in
     Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments.





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